UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CORTEXYME, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

269 East Grand Ave.

South San Francisco, California

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of Cortexyme, Inc. on Wednesday, June 16, 2021 at 11:00 a.m. Pacific Time. Due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, business partners, employees and board of directors, the Annual Meeting will be a completely virtual meeting, conducted via live webcast on the internet at https://web.lumiagm.com/294872708. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://ir.cortexyme.com.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is available at https://www.astproxyportal.com/ast/22818.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April 29, 2021, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 20, 2021 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,

Casey C. Lynch

President, Chief Executive Officer and Chairperson of the Board of Directors

April 29, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 16, 2021: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020 ARE AVAILABLE FREE OF CHARGE AT HTTPS://WWW.ASTPROXYPORTAL.COM/AST/22818.

CORTEXYME, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	June 16, 2021 at 11:00 a.m. Pacific Time.

Place:	The Annual Meeting will be held on Wednesday, June 16, 2021 at 11:00 a.m. Pacific Time via live webcast on the internet at https://web.lumiagm.com/294872708.

Items of Business:	1.

Elect the two Class II nominees for directors listed in the accompanying Proxy Statement, each to serve a three-year term expiring at the 2024 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	Ratify the selection of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

	3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement accompanying this Notice.

	4.	Indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

	5.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on April 20, 2021 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://ir.cortexyme.com or, if you are a registered holder, contact our transfer agent, American Stock Transfer & Trust Company, LLC, through its website at www.astfinancial.com or by phone at (800) 937-5449.

By Order of the Board of Directors,

Casey C. Lynch

President, Chief Executive Officer and

Chairperson of the Board of Directors

April 29, 2021

i

CORTEXYME, INC.

PROXY STATEMENT FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 16, 2021

APRIL  29, 2021

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of our board of directors of Cortexyme, Inc. (“Cortexyme”) for use at Cortexyme’s 2021 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Wednesday, June 16, 2021 at 11:00 a.m. Pacific Time via live webcast on the internet at https://web.lumiagm.com/294872708. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Cortexyme” refer to Cortexyme, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will mail, on or about April 29, 2021, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 20, 2021. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2020, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person online.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following proposals at the meeting:

1.

to elect Stephen S. Dominy, M.D. and David A. Lamond as Class II directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2.	to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement accompanying this Notice; and

4.	to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.

Q:	Could matters other than Proposals One through Four be decided at the meeting?

A:

Our amended and restated bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Cortexyme, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•	“FOR ALL” nominees to the board of directors (Proposal One);

•	“FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two);

•	“FOR”, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement (Proposal Three); and

•	“Every year”, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers (Proposal Four).

Q:	Who may vote at the Annual Meeting?

A:

Stockholders of record as of the close of business on April 20, 2021, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 29,588,481 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Cortexyme.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to American Stock Transfer & Trust Company, LLC at least two (2) weeks in advance of the Annual Meeting.

Q:	How do I vote?

A.

You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•	vote by telephone or through the internet – in order to do so, please follow the instructions shown on your Notice or proxy card;

•

vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

•

vote in person – you may virtually attend and participate in the Annual Meeting online at https://web.lumiagm.com/294872708 and vote your shares electronically before the polls close during the Annual Meeting. The password for the meeting is cortexyme2021.

Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on June 15, 2021. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote by internet or telephone?

A.

If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting virtually.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A:

Each share of Cortexyme common stock issued and outstanding as of the close of business on April 20, 2021 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 20, 2021, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 20, 2021.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person online or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposal One and Proposal Four and will have the same effect as “Against” votes on Proposal Two and Proposal Three.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters under NYSE rules brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Two, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•

Proposal One: Each director must be elected by shall be elected by a plurality of the votes of the shares present in person, by remote communication or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

•

Proposal Two: Approval will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal, based on the shares present in person, by remote communication or represented by proxy at the meeting and entitled to vote on the matter.

•

Proposal Three: Approval on an advisory basis will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal, based on the shares present in person, by remote communication or represented by proxy at the meeting and entitled to vote on the matter.

•

Proposal Four: Approval on an advisory basis will be obtained for the frequency receiving the votes of the holders of a majority of shares present in person, by remote communication or represented by proxy and entitled to vote on the matter.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to Cortexyme’s Secretary at Cortexyme, Inc., 269 East Grand Avenue, South San Francisco, CA 94080, prior to your shares being voted; or

•

participating in the Annual Meeting and voting electronically online at https://web.lumiagm.com/294872708. The password for the meeting is cortexyme2021. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at https://web.lumiagm.com/294872708.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?

A:

There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 20, 2021, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.	How can I participate in the Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting https://web.lumiagm.com/294872708. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, go to https://web.lumiagm.com/294872708 and follow the on screen instructions. Please have each Notice or proxy card you received in hand as you will need information specified therein.

The meeting webcast will begin promptly at 11:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations.

Q:	Can I submit questions prior to the meeting?

A:	No, you can only submit questions during the meeting.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:	If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please log into https://go.lumiglobal.com/faq.

Q:	Why is the Annual Meeting being held only online?

A:

We have been closely monitoring developments with the COVID-19 pandemic and the related recommendations, protocols and restrictions issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to support the health and well-being of our stockholders, business partners, employees and board of directors, we will be conducting the Annual Meeting solely online.

Q.	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the internet; and

•	instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Secretary at ir@cortexyme.com to arrange for electronic access to the stockholder list.

Q:	Who will tabulate the votes?

A:	A representative of American Stock Transfer & Trust Company, LLC will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Cortexyme stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Cortexyme that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Cortexyme, Inc., 269 East Grand Avenue, South San Francisco, CA 94080 or (3) contact our Investor Relations department by email at ir@cortexyme.com or by telephone at (415) 910-5717. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my Cortexyme shares or need to change my mailing address?

A:

You may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449, through its website at www.astfinancial.com or by U.S. mail at 6201 15th Avenue, Brooklyn, NY 11219, if you have questions about your Cortexyme shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

Q:

What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2022 Annual Meeting, or for consideration at our 2022 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2022 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Secretary at our principal executive office. Our current principal executive office is located at 269 East Grand Avenue, South San Francisco, CA 9408. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2022 Annual Meeting, stockholder proposals must be received by our Secretary no later than December 30, 2021 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2022 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Secretary at our principal executive office. To be timely for our 2022 Annual Meeting, our Secretary must receive the written notice at our principal executive office:

•	not earlier than the close of business on February 18, 2022, and

•	not later than the close of business on March 20, 2022.

If we hold our 2022 annual meeting of stockholders more than 30 days before or more than 60 days after June 16, 2022 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:

•	not earlier than the close of business on the 120th day prior to such annual meeting, and

•

not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Cortexyme of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Cortexyme does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure

Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its Chairperson in any way that it considers in the best interests of our company, and that our nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. In addition, our Corporate Governance Guidelines provide that, when the positions of Chairperson and Chief Executive Officer are held by the same person, our board of directors will designate a Lead Independent Director. We established a Lead Independent Director role with broad authority and responsibility, as described further below. The independent members of the board of directors also meet in executive session without management, which provides the board of directors with the benefit of having the perspective of independent directors. The Lead Independent Director presides over these executive sessions.

Casey C. Lynch is the Chairperson of our board of directors and our President and Chief Executive Officer. This allows the board of directors to benefit from Ms. Lynch’s in-depth knowledge of our business and industry, and her ability to effectively identify strategic priorities and formulate and implement strategic initiatives. As President and Chief Executive Officer, Ms. Lynch is also intimately involved in our day-to-day operations and is thus in a position to elevate the most critical business issues for consideration by the board of directors. Our independent directors bring experience, oversight and expertise from outside of our company, while Ms. Lynch brings company-specific experience and expertise. Our board of directors believes that Ms. Lynch’s combined role enables strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders. Accordingly, our board of directors has determined that the combined role of Chairperson and Chief Executive Officer with a strong Lead Independent Director provides balance and is the best leadership structure for us at the current time and is in the best interests of our Company and our stockholders.

Lead Independent Director

Our board of directors appointed Una Ryan, OBE, Ph.D. to serve as our Lead Independent Director. The responsibilities of the Lead Independent Director include:

•	presiding at executive sessions of independent directors;

•	serving as a liaison between the Chairperson and the independent directors;

•	consulting with the Chairperson regarding the information sent to our board of directors in connection with its meetings;

•	having the authority to call meetings of our board of directors and meetings of the independent directors;

•	being available under appropriate circumstances for consultation and direct communication with stockholders;

•	encouraging and facilitating direct dialogue between all directors (particularly those with dissenting views) and management; and

•	performing such other functions and responsibilities as requested by our board of directors from time to time.

Our Board of Directors’ Role in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks, and continued risk exposures related to COVID-19. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking.

We believe this division of responsibilities is an effective approach for addressing the risks we currently face and that our board leadership structure supports this approach.

Independence of Directors

The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. Our board of directors has determined that none of the non-management members of our board of directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the members of our board of directors, other than Ms. Lynch and Dr. Dominy, is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

Audit Committee

Our audit committee is currently composed of Christopher J. Senner, who is the chair of our audit committee, Kevin Young, CBE and Una Ryan, OBE, Ph.D. Mr. Young, who is not standing for re-election, will come off our audit committee effective as of the Annual Meeting. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations; provided, however, that our board of directors will need to select a replacement for Mr. Young in order to remain in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee to be comprised of a minimum of three independent directors. If we have not selected a replacement by the Annual Meeting, we are entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire upon the one year anniversary of the Annual Meeting. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Mr. Senner is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

Our audit committee, among other things:

•	selects a firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helps to ensure the independence of the independent registered public accounting firm;

•

discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year end operating results;

•	develops procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•	considers the adequacy of our internal accounting controls and audit procedures;

•

reviews and discusses with management and, as appropriate, the independent auditor, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps taken by management to monitor and control these exposures and the adequacy and effectiveness of our information security policies and practices and the internal controls regarding information security, including those concerning data privacy, cybersecurity and backup of information systems;

•	reviews and approves any proposed transaction between our company and any related party; and

•

approves the fees and other compensation to be paid to our independent registered public accounting firm, and preapproves all audit and non-audit related services provided by our independent registered public accounting firm.

Our audit committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and BDO USA, LLP, our audited financial statements for the fiscal year ended December 31, 2020. Our audit committee has also discussed with BDO USA, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with BDO USA, LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Submitted by the Audit Committee

Christopher J. Senner, Chair

Una Ryan, OBE, Ph.D.

Kevin Young, CBE

Compensation Committee

Our compensation committee is currently composed of David A. Lamond, who is the chair of our compensation committee, Kevin Young, CBE and Margaret A. McLoughlin, Ph.D. Mr. Young, who is not standing for re-election, will come off our compensation committee effective as of the Annual Meeting. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee, among other things:

•	reviews and determines the compensation of our executive officers and recommends to our board of directors the compensation for our directors;

•	administers our stock and equity incentive plans;

•	reviews and makes recommendations to our board of directors with respect to incentive compensation and equity plans; and

•	establishes and reviews general policies relating to compensation and benefits of our employees.

The compensation committee may delegate its authority to a subcommittee of the compensation committee (consisting either of a subset of members of the committee or, after giving due consideration to whether the eligibility criteria described within the compensation committee charter with respect to committee members and whether such other board members satisfy such criteria, any members of the board of directors) except for its exclusive authority to determine the amount and form of compensation paid to the Chief Executive Officer.

Our compensation committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

Compensation Committee Processes and Procedures

Typically, the compensation committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is developed by the chair of the compensation committee. The compensation committee meets regularly in executive session. In addition, members of management and other employees as well as outside advisors or consultants are regularly invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. However, the compensation committee meets regularly without such members present, and in all cases members of management are not present during the portion of meetings at which their compensation or performance is discussed or determined. Under the charter of the compensation committee, the compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties, including compensation consultants to assist in its evaluation of executive and director compensation. Under the charter, before selecting a compensation consultant, legal counsel or other adviser, the compensation committee must consider all factors related to the independence of such advisors, including those specified by the Nasdaq listing rules.

The compensation committee has retained Compensia, Inc. (“Compensia”) as its independent compensation consultant. The compensation committee requested that Compensia assist in reviewing our compensation programs and to ensure that our compensation programs remain competitive in attracting and retaining talented executives.

In addition, as part of its engagement, our compensation committee requested that Compensia develop a group of peer companies to use as a reference in making compensation decisions, evaluating current pay practices and considering different compensation programs and best practices. Although our board of directors and compensation committee consider the advice and recommendations of Compensia as it relates to our executive compensation program, the board of directors and compensation committee ultimately make their own decisions about these matters.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee during 2020 included David A. Lamond, Margaret A. McLoughlin, Ph.D. and Kevin Young, CBE. Mr. Young, who is not standing for re-election, will come off our compensation committee effective as of the Annual Meeting. None of the members of our compensation committee in 2020 was at any time during 2020 or at any other time one of our officers or employees, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2020, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is currently composed of David A. Lamond, who is the chair of our nominating and corporate governance committee, Kevin Young, CBE, Margaret A. McLoughlin, Ph.D. and Una Ryan, OBE, Ph.D. Mr. Young, who is not standing for re-election, will come off our nominating and corporate governance committee effective as of the Annual Meeting. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Our nominating and corporate governance committee, among other things:

•	identifies, evaluates and recommends nominees to our board of directors and committees of our board of directors;

•	conducts searches for appropriate directors;

•	evaluates the performance of our board of directors and of individual directors;

•	considers and makes recommendations to the board of directors regarding the composition of the board and its committees;

•	reviews developments in corporate governance practices;

•	evaluates the adequacy of our corporate governance practices and reporting; and

•	makes recommendations to our board of directors concerning corporate governance matters.

Our nominating and corporate governance committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2020: (i) our board of directors met nine (9) times; (ii) our audit committee met four (4) times; (iii) our compensation committee met seven (7) times; and (iv) our nominating and corporate governance committee met four (4) times.

During 2020, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the directors who were members of our Board at the time of the 2020 Annual Meeting attended the 2020 Annual Meeting.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or Lead Independent Director) may do so by letters addressed to the attention of our Chief Financial Officer.

All communications are reviewed by the Chief Financial Officer and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

Cortexyme, Inc.

269 East Grand Avenue

South San Francisco, CA 94080

Attn: Chief Financial Officer

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees. Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://ir.cortexyme.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

Hedging and Pledging Policy

Under the terms of our insider trading policy, no employees, contractors, consultants and members of our board of directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our compliance officer.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2022 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2022 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. There are two directors in Class II whose term of office expires in 2021, Kevin Young and David Lamond. One of these directors, Mr. Lamond, will stand for election at the Annual Meeting, while Mr. Young is not standing for re-election. At the recommendation of our nominating and corporate governance committee, our board of directors nominated each of Stephen Dominy and David Lamond for election at the Annual Meeting as a Class II director for a three-year term expiring at our 2024 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations and lengths of service on our board of directors as of April 20, 2021 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Stephen S. Dominy, M.D.	65	Chief Scientific Officer, Director and Director Nominee	December 2015
David A. Lamond(1)(2)	46	Director and Director Nominee	December 2015

(1)	Member of our compensation committee
(2)	Member of our nominating and corporate governance committee

Stephen S. Dominy, M.D., has served as a member of our board of directors since December 2015 and as our Chief Scientific Officer since April 2016. Prior to co-founding Cortexyme, Dr. Dominy served as a Division Director at San Francisco General Hospital and as Associate Professor of Psychiatry at the University of California, San Francisco School of Medicine from 2006 to 2016. Dr. Dominy holds a B.S. in Pharmacy from The Ohio State University College of Pharmacy and an M.D. from the Wright State University Boonshoft School of Medicine. We believe that Dr. Dominy is qualified to be nominated as a director because of his educational background, as well as his extensive research and technical experience that provides an important perspective on operations and development.

David A. Lamond has served on our board of directors since December 2015. Mr. Lamond has served as the president of En Pointe LLC, an investment firm, since 2016. He served as the President, Chief Executive Officer and Chief Investment Officer of Lamond Capital Partners LLC from 2011 to 2016. He also serves on the board of directors of Applied Molecular Transport, a biotechnology company, EG 427, a biotechnology company, Lucira Health Inc, a molecular diagnostics company, Inquis Medical, a medical device company and Windfall Data, an analytics company. He previously served on the board of Arrinex, a medical device company until its acquisition by Stryker Corporation in February 2019. Mr. Lamond holds a B.A. in History from Duke University and a J.D. from Duke Law School. We believe that Mr. Lamond is qualified to be nominated as a director because his extensive experience in important ecosystem partners and his service on a number of boards provides an important perspective on operations, finance and corporate governance matters.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 20, 2021 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since

Class III Directors:
Casey C. Lynch	47	President, Chief Executive Officer and Chairperson of the Board	July 2014
Christopher J. Senner (1)	53	Director	March 2019

Class I Directors:
Margaret A. McLoughlin Ph.D.(2)(3)	58	Director	December 2015
Una Ryan, OBE, Ph.D.(1)(3)	79	Director	January 2019

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee

Casey C. Lynch has served as our President and Chief Executive Officer and a member of our board of directors since July 2014, and as Chairman of our board of directors since November 2018. Ms. Lynch also serves on the board of directors of Longboard Pharmaceuticals, Inc., a biopharmaceutical company. Prior to co-founding Cortexyme, Ms. Lynch co-founded various companies and organizations in the biotechnology industry including Aspira Biosystems, Inc. and NeuroInsights, LLC. She served as Aspira’s co-founder, President and Chief Executive Officer from 1999 to 2004 and she co-founded NeuroInsights, LLC and served as its Managing Director from 2004 to 2015. Ms. Lynch also co-founded Neurotechnology Industry Organization and served as a board member from March 2005 to September 2018. Ms. Lynch holds a B.S. in Neuroscience from the University of California, Los Angeles, an M.S. in Neuroscience from the University of California, San Francisco and obtained a certificate in Management Development for Entrepreneurs Program from the University of California, Los Angeles. We believe that Ms. Lynch is qualified to serve as a director because of her operational and historical expertise gained from serving as our President and Chief Executive Officer, and her extensive professional and educational experience in the biotechnology industry.

Christopher J. Senner has served on our board of directors since March 2019. Mr. Senner has served as Executive Vice President and Chief Financial Officer for Exelixis, Inc. since 2015. Prior to joining Exelixis, Inc., Mr. Senner served as Vice President, Corporate Finance for Gilead Sciences, Inc., a biopharmaceutical company, from 2010 to 2015, where he was accountable for controllership, tax, treasury and corporate and operational financial planning. Mr. Senner previously spent 18 years at Wyeth, a pharmaceutical company acquired by Pfizer Inc. in 2009, in a variety of financial roles with increasing responsibility, most notably as Chief Financial Officer of Wyeth’s United States pharmaceuticals business and the BioPharma business unit. Mr. Senner holds an undergraduate degree in Finance from Bentley College. We believe that Mr. Senner’s extensive executive and professional experience in the biotechnology industry qualify him to serve as a director.

Margaret A. McLoughlin, Ph.D., has served on our board of directors since December 2015. From January 2014 to April 2019, Dr. McLoughlin served as an Executive Director in World Wide Business Development, at Pfizer Inc. focusing on venture investments, and from June 2018 to April 2019, she was a Partner in Pfizer Ventures, a venture capital arm of Pfizer Inc. focused on companies working in areas aligned with the future directions of Pfizer Inc. Dr. McLoughlin served as a director on the board of directors of 4D Molecular Therapeutics, System1 Biosciences and Adapsyn Biosciences. Dr. McLoughlin joined Pfizer Inc. in 2001 and prior to focusing on venture investments, had roles of increasing responsibility within Worldwide Business Development where she led transactions with multiple biotech companies, academic institutions and other large pharma companies. Prior to working at Pfizer Inc., Dr. McLoughlin served as a Director in Yale’s Office of Cooperative Research for two years. Dr. McLoughlin served in various positions at Mallinckrodt Medical from 1992 to 1999, holding positions in Discovery Research, followed by Technology Planning. Dr. McLoughlin holds a B.S. in Chemistry from the University of California, Irvine and a Ph.D. in Chemistry from the University of California, Santa Barbara. We believe that Dr. McLoughlin is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards, which provides an important perspective on operations and corporate governance matters, as well as her education in biotechnology.

Una Ryan, OBE, Ph.D., has served on our board of directors since January 2019. Dr. Ryan has served as a Managing Director at Golden Seeds LLC since 2012, a Partner at Astia Angel since 2012, and a Limited Partner at Breakout Ventures since 2016. She was Chairman of The Bay Area BioEconomy Initiative from 2012 to 2015. Dr. Ryan served as the President and Chief Executive Officer at Waltham Technologies, Inc. from 2008 to 2010. She served as the Chief Executive Officer, President and Chief Operating Officer of AVANT Immunotherapeutics Inc. from 1998 to 2008 (which then became known as Celldex, Inc). She also served as the President and Chief Executive Officer of Diagnostics for All, or DFA, from 2009 to 2012 and as Director of Health Sciences at Monsanto Corporation from 1989 to 1993. Dr. Ryan serves on the board of directors of the following private companies: RenovoRx and Elemental Machines. She also serves on the board of directors of the following non-profit entities: Cambridge in America, the University of Bristol Foundation and the San Francisco Art Institute. Dr. Ryan previously served as a director on the board of directors for AVANT Immunotherapeutics, Inc, Nativis, Inc., AMRIGlobal, Inc, BayBio, MassBio, BIO, or Biotechnology Innovation Organization, New England Healthcare Institute, Board of Associates of the Whitehead Institute and Strategy & Policy Council of the MIT Center for Biomedical Innovation. Dr. Ryan holds a B.S. in Zoology, Microbiology, Chemistry from Bristol University and a Ph.D. in Cellular and Molecular Biology from Cambridge University. Dr. Ryan was awarded the Order of the British Empire for services to biotechnology. We believe that Dr. Ryan is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards of companies, which provides an important perspective on operations and corporate governance matters.

There are no family relationships among our directors and executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE TWO CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected BDO USA, LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2021 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. Abstentions (and broker non-votes, if any) will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. In the event that BDO USA, LLP is not ratified by our stockholders, the audit committee will review its future selection of BDO USA, LLP as our independent registered public accounting firm.

BDO USA, LLP audited our financial statements for the fiscal years ended December 31, 2020 and December 31, 2019. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In addition to performing the audit of our financial statements, BDO USA, LLP provided various other services during the fiscal years ended December 31, 2020 and December 31, 2019. Our audit committee has determined that BDO USA, LLP’s provision of these services, which are described below, does not impair BDO USA, LLP’s independence from us. During the years ended December 31, 2020 and December 31, 2019, fees for services provided by BDO USA, LLP were as follows:

	Year Ended December 31,
	2020	2019
Audit fees(1)	$622,021	$817,990
Tax fees(2)	$17,375	$78,776
Total fees	$639,396	$896,766

(1)

Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10-K, review of the interim financial statements included in our quarterly reports and services normally provided in connection with regulatory filings. Included in 2019 Audit fees is approximately $0.5 million of fees billed in connection with our initial public offering, which closed in 2019.

(2)

Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, as well as technical tax advice related to federal and state income tax matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: ADVISORY VOTE ON THE COMPENSATION OF

THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The compensation of our named executive officers subject to the vote is disclosed in “Compensation Discussion and Analysis,” and the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Board believes that our executive compensation program effectively aligns executive pay with our performance and our stockholders’ interests and results in the attraction and retention of highly talented executives. The Board encourages our stockholders to read the disclosures set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement to review the correlation between compensation and performance, as well as compensation actions taken in 2020.

Accordingly, the Board recommends that our stockholders vote FOR the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the compensation committee and Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the compensation committee and Board in continuing to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2022 Annual Meeting of Stockholders.

Advisory approval of Proposal Three requires the affirmative vote of a majority of the shares present in person online, by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes will have no effect and will not be counted towards the vote total.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

PROPOSAL FOUR: ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. Accordingly, the Company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year, or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, the Board recommends that the stockholders select a frequency of every year.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the stockholders once each year.

The Board believes that an annual advisory vote on the compensation of the Company’s named executive officers is the most appropriate frequency for us at this time. Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. The alternative among one year, two years or three years that receives the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the frequency preferred by the stockholders.

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s named executive officer compensation practices should be held every year, every other year, or every three years. The option among those choices that receives the votes of the holders of a majority of the shares present in person online or represented by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by the stockholders. In the event that no option receives a majority of the votes, the Company will consider the option that receives the most votes cast to be the frequency preferred by our stockholders.

The Board and the compensation committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board or the Company, the Board may decide that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF “ONE YEAR” ON PROPOSAL FOUR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 15, 2021 by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of January 15, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 29,543,222 shares of our common stock outstanding on January 15, 2021. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Cortexyme, Inc., 269 East Grand Avenue, South San Francisco, CA 94080.

Name of Beneficial Owner	Common Stock	Options Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned		Percentage of Total
5% Stockholders
Entities advised by Capital Research and Management Company(1)	7,796,445	—	7,796,445		26.4%
Entities affiliated with Pfizer Inc.(2)	2,143,372	—	2,143,372		7.3%
Pierre R. and Christine E. Lamond and affiliated entities (3)	2,886,530	—	2,886,530		9.8%
Entities affiliated with CTEPQ Partners LLC(4)	2,863,096	—	2,863,096		9.7%
Named Executive Officers and Directors
Casey C. Lynch(5)	1,240,580	428,303	1,668,883		5.6%
Christopher Lowe	—	178,087	178,087	*
Caryn McDowell	—	4,688	4,688	*
Michael Detke, M.D., Ph.D.	28,261	156,724	184,985	*
Leslie Holsinger, Ph.D.	3,500	188,201	191,701	*
Stephen S. Dominy, M.D.(6)	1,436,911	240,169	1,677,080		5.6%
David A. Lamond(7)	2,048,938	—	2,048,938		6.9%
Margaret McLoughlin, Ph.D.	550	56,167	56,717	*
Una Ryan, OBE, Ph.D.(8)	2,875	63,827	66,702	*
Kevin Young, CBE	30,000	63,827	93,827	*
Christopher J. Senner	—	58,720	58,720	*
All executive officers and directors as a group (12 persons)(9)	4,791,365	1,480,143	6,271,758		20.2%

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)

Based on information contained in a Schedule 13Gs and 13G/A filed with the SEC by Capital International Investors (“CII”), Capital Research Global Investors (“CRGI”) and Capital World Investors (“CWI”) on February 16, 2021. Consists of (1) 2,580,455 shares of common stock held by CII, (ii) 2,605,753 shares of common stock held by CRGI, and (iii) 2,610,237 shares of common stock held by CWI. Each of CII, CRGI, and CWI is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl and Capital International K.K. (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” CII is deemed to be the beneficial owner of 2,580,455 shares of common stock. CRGI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital Research Global Investors.” CRGI is deemed to be the beneficial owner of 2,605,753 shares. SMALLCAP World Fund, Inc. owns more than 5% of the shares held by CRGI. CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.” CWI is deemed to be the beneficial owner of 2,610,237 shares. The address for each CII, CRGI, and CWI is 333 South Hope Street, 55th Fl., Los Angeles, CA 90071.

(2)

Based on information contained in a Schedule 13G/A filed with the SEC by Pfizer Inc. on February 16, 2021. Consists of (i) 254,205 shares held by Pfizer Inc. (ii) 215,697 shares held of record by Pfizer Strategic Investment Holdings LLC (“PSIH”), a controlled affiliate of Pfizer and (iii) 1,673,470 shares held of record by Pfizer Ventures (US) LLC (“PVUS”), a controlled affiliate of Pfizer. The address for each of Pfizer, PSIH and PVUS is 235 East 42nd Street, New York, New York 10017.

(3)

Based on information contained in a Schedule 13G filed with the SEC by Pierre Lamond on September 30, 2019. Consists of (i) 961,510 shares held of record by Pierre R. and Christine E. Lamond Trust 11-22-85, (ii) 962,510 shares held of record by the Pierre R. Lamond 2019 Annuity Trust A dated March 4, 2019 and (iii) 962,510 shares held of record by the Christine E. Lamond 2019 Annuity Trust A dated March 4, 2019. Pierre R. Lamond is the trustee of Pierre R. and Christine E. Lamond Trust 11-22-85 and has sole voting and dispositive power with respect to the 961,510 shares held of record by Pierre R. and Christine E. Lamond Trust 11-22-85. Pierre R. Lamond is the trustee of the Pierre R. Lamond 2019 Annuity Trust A dated March 4, 2019 and has sole voting and dispositive power with respect to the 962,510 shares held of record by the Pierre R. Lamond 2019 Annuity Trust A dated March 4, 2019. Christine E. Lamond is the trustee of the Christine E. Lamond 2019 Annuity Trust A dated March 4, 2019 and has sole voting and dispositive power with respect to the 962,510 shares held of record by the Christine E. Lamond 2019 Annuity Trust A dated March 4, 2019.

(4)

Based on information contained in a Schedule SC 13G/A filed with the SEC by CTEPQ Partners LLC (“CTEPQ”), EPQ LLC, CTYM PS (“CTYM”), Chad Boeding (“CD”), EPIQ Capital Group, LLC (“EPIQ”) on February 1, 2021. CTEPQ directly holds 936,309 Shares. CTYM directly holds 1,750,000 Shares. EPIQ acts as investment manager for CTEPQ and CTYM. Chad Boeding is the Managing Member of EPIQ and also controls entities that directly hold shares as follows: The Boeding Family Trust directly holds 45,528 shares, Wyntoon Partners LLC directly holds 120,070 shares, Austin Boeding UTMA directly holds 80 shares, Chad Boeding Roth IRA directly holds 10,109 shares, and Kristine Boeding Rollover IRA directly holds 1,000 shares. Each of CTEPQ, CTYM, Chad Boeding, and EPIQ (collectively, the “Reporting Persons”) may be deemed to be the beneficial owner of 2,686,309 shares. Each Reporting Person disclaims beneficial ownership of the shares not held directly by such Reporting Person. The address for each of CTEPQ, CTYM, CD and EPIQ is 1 Lombard Street, #200, San Francisco, CA 94111.

(5)

The shares of common stock consist of (i) 49,895 shares held of record by Casey C. Lynch, (ii) 1,098,774 shares of common stock held of record by Zachary J. Lynch and Casey C. Lynch, Trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009, and (iii) 91,911 shares of common stock held of record by the Casey C. Lynch 2019 Annuity Trust. Casey C. Lynch and Zachary Lynch are the trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009, and share voting and dispositive power with respect to the 1,098,774 shares held of record by Zachary J. Lynch and Casey C. Lynch, Trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009. Casey C. Lynch is the trustee of the Casey C. Lynch 2019 Annuity Trust and holds sole voting and dispositive power with respect to (a) 49,895 shares held of record by Casey C. Lynch and (b) 91,911 shares held of record by the Casey C. Lynch 2019 Annuity Trust.

(6)

The shares of common stock consist of (i) 1,216,323 shares held of record by Stephen S. Dominy and Ylva K. Dominy, Trustees of the Dominy Family Trust, and (ii) 220,588 shares held of record by the Stephen Dominy 2019 Annuity Trust. Stephen S. Dominy and Ylva Dominy are trustees of the Dominy Family Trust 2016 and share voting and dispositive power with respect to the 1,216,323 shares held of record by Stephen S. Dominy and Ylva K. Dominy, Trustees of the Dominy Family Trust. Stephen S. Dominy is the trustee of the Stephen Dominy 2019 Annuity Trust and has sole voting and dispositive power with respect to the 220,588 shares held of record by the Stephen Dominy 2019 Annuity Trust.

(7)

Consists of (i) 301,829 shares held of record by David A. Lamond and (ii) 1,747,109 shares held of record by Blue Devil Trust dated 12/03/2010. Mr. Lamond is the trustee of the Blue Devil Trust dated 12/03/2010 and holds sole voting and dispositive power with respect to the shares held of record by Blue Devil Trust dated 12/03/2010. Mr. Lamond does not have voting and dispositive power with respect to the shares held of record by the Pierre R. and Christine E. Lamond Trust 11-22-85.

(8)

Consists of 2,875 shares of common stock held of record by the Una S. Ryan Revocable Trust. Ms. Ryan is one of the trustees of the Una S. Ryan Revocable Trust and has shared voting and dispositive power with respect to the shares held of record by the Una S. Ryan Revocable Trust.

(9)

Includes shares beneficially owned by all current executive officers and directors of the Company. Consists of 4,791,365 shares of common stock and 1,480,143 shares of common stock underlying options that are exercisable within 60 days of January 15, 2021.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 20, 2021 and positions with Cortexyme are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Casey C. Lynch	47	President and Chief Executive Officer
Christopher Lowe	53	Chief Operating Officer, Chief Financial Officer and Treasurer
Stephen S. Dominy, M.D.	65	Chief Scientific Officer
Caryn McDowell	51	Chief Legal and Administrative Officer and Corporate Secretary
Michael Detke, M.D., Ph.D.	55	Chief Medical Officer
Leslie Holsinger, Ph.D.	55	Executive Vice President of Research and Development

Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.

Casey C. Lynch. For a brief biography of Ms. Lynch, please see “Proposal One: Election of Directors-Continuing Directors.”

Christopher Lowe has served as our Chief Operating Officer since February 2021, as our Chief Financial Officer since January 2019 and as our Treasurer since April 2019. From June 2018 until January 2019, Mr. Lowe served as a consultant to us and our interim Chief Financial Officer through his capacity as a partner at FLG Partners. Mr. Lowe has also served as the Managing Partner of the Innventus Fund at Innventure since January 2017 and he has served as a partner at FLG Partners since January 2014 and its Managing Partner since January 2018. Prior to joining Cortexyme, Mr. Lowe served as the Interim Chief Executive Officer and Chief Financial Officer of Hansen Medical from February 2014 to July 2016, and he served as the Chief Business Officer and Chief Financial Officer of Anthera Pharmaceuticals from September 2007 to June 2013. Mr. Lowe has served as a director and chair of the audit committee of Vincerx Pharma since December 2020. Mr. Lowe previously served as a director for Inspyr Therapeutics from September 2016 to December 2018, a director of EpiBiome from May 2016 to June 2018, and a director and chair of the audit committee of Asante Solutions from December 2014 to October 2015. Mr. Lowe holds a B.S. in Business Administration from California Polytechnic State University and an M.B.A. from St. Mary’s University.

Stephen S. Dominy, M.D. For a brief biography of Dr. Dominy, please see “Proposal One: Election of Directors-Nominees to Our Board of Directors.”

Caryn McDowell has served as our Chief Legal and Administrative Officer and Corporate Secretary since May 2020. Prior to joining Cortexyme, Ms. McDowell served as Senior Vice President, General Counsel and Corporate Secretary at Revance Therapeutics, Inc. from May 2018 to March 2020, where she drove legal strategy, compliance, privacy, and corporate governance activities. Previously, she served as General Counsel and Chief Compliance Officer at Cytokinetics, Inc. from April 2015 to May 2018 and as Vice President, Deputy General Counsel at InterMune, Inc. from January 2014 to October 2015. Earlier in her life sciences career, Ms. McDowell served in roles of increasing responsibility at Onyx Pharmaceuticals, Affymax, Genentech, and Millennium Pharmaceuticals. Prior to her career in the biopharmaceutical industry, she served in federal and state government roles at the Office of the Inspector General, U.S. Department of Health and Human Services and at the Medicaid Fraud Control Unit of the Commonwealth of Massachusetts, respectively. She holds a J.D. from the Boston University School of Law and her B.A. from the University of Michigan. Ms. McDowell serves on the non-profit Silicon Valley Board of How Women Lead.

Michael Detke, M.D., Ph.D., has served as our Chief Medical Officer since December 2018. Dr. Detke has over 25 years of research experience and extensive clinical and drug development expertise. Prior to joining Cortexyme, Dr. Detke served as the Chief Medical Officer at Embera NeuroTherapeutics, Inc. from September 2016 to December 2018, and he served as President of Detke Biopharma Consulting LLC from April 2013 to December 2018, including as Chief Medical Officer for CoMentis Pharmaceuticals. He served as Chief Medical Officer and Director of the MedAvante Research Institute of MedAvante, Inc. Dr. Detke joined MedAvante from Eli Lilly, Inc. where he served as

Executive Director and head of early phase development of CNS therapeutics. At Lilly, he led clinical development of one of the industry’s deepest and strongest pipelines of CNS products. He served as Senior Medical Director responsible for Phase III development for Cymbalta and Phase IV for Prozac. Dr. Detke has served as an Adjunct volunteer Clinical Professor of Psychiatry at Indiana University School of Medicine since July 2000. Dr. Detke holds a B.A. and M.S. in Psychology from Yale University and an M.A., M.D. and Ph.D. in Psychology and Behavioral Pharmacology from the University of Pennsylvania. He also received post-doctoral training in Psychiatry from Harvard Medical School.

Leslie Holsinger, Ph.D., has served as our Executive Vice President of Research and Development since February 2020. She also served as our Executive Vice President of Preclinical Development from January 2018 to February 2020 and our Vice President of Preclinical Development from April 2016 to December 2017. Prior to joining Cortexyme, Dr. Holsinger served as Director of Biology and Vice President of Biology at Virobay Inc. from 2006 to 2016. Prior to her work at Virobay, Dr. Holsinger held positions of increasing responsibility at Celera and Sugen Inc. Dr. Holsinger holds an A.B. in Biochemistry from Occidental College and a Ph.D. in Biochemistry, Molecular and Cellular Biology from Northwestern University. She also received post-doctoral training at Stanford University School of Medicine.

DIRECTOR COMPENSATION

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2020. Ms. Lynch and Dr. Dominy are not included in the table below, as they are employed as our Chief Executive Officer and Chief Scientific Officer, respectively, and receive no compensation for their service as directors. The compensation received by Ms. Lynch and Dr. Dominy as employees is shown in “Executive Compensation-Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
David A. Lamond	53,000	321,054	374,054
Margaret McLoughlin, Ph.D.	44,000	321,054	365,054
Una Ryan, OBE, Ph.D.	56,500	321,054	377,554
Christopher J. Senner	50,000	321,054	371,054
Kevin Young, CBE	51,500	321,054	372,554

(1)

The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of stock options granted in 2020 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Our non-employee directors held the following number of outstanding stock options as of December 31, 2020:

Name	Shares Subject to Outstanding Stock Options
David A. Lamond	11,029
Margaret McLoughlin, Ph.D.	102,940
Una Ryan, OBE, Ph.D.	102,940
Christopher J. Senner	102,940
Kevin Young, CBE	102,940

Non-Employee Director Compensation Arrangements

We pay each non-employee director an annual cash retainer for service on the board of directors and an additional annual cash retainer for service on each committee on which the director is a member, which is paid quarterly in arrears. Our Lead Independent Director and the chair of each committee will receive higher annual cash retainers for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors of which the director is a member are as follows:

	Member Annual Cash Retainer	Lead/Chairperson Annual Cash
Board of Directors	$35,000	$45,000
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating and Corporate Governance Committee	$4,000	$8,000

Pursuant to a policy adopted by our board of directors, each non-employee director who is appointed to our board of directors shall initially be granted a stock option to purchase 22,058 shares of our common stock. One-third of the shares subject to such initial stock option grant will vest on each of the first, second and third anniversaries of the date of grant, subject to the director’s continued service as a member of our board of directors through each vesting date. Further, at the close of business on the date of each annual meeting of stockholders, each continuing non-employee director will be granted a stock option to purchase the total shares of our common stock set forth below:

•

If the non-employee director’s appointment to our board of directors occurred more than six (6) months prior to the annual meeting of our stockholders, the stock option will cover 11,029 shares of our common stock.

•

If the non-employee director’s appointment to our board of directors occurred between three (3) and six (6) months prior to the annual meeting of our stockholders, the stock option will cover 5,514 shares of our common stock.

•

If the non-employee director’s appointment to our board of directors occurred less than three (3) months prior to the annual meeting of our stockholders, the non-employee director will not receive a stock option on the date of the annual meeting of our stockholders.

100% of the shares subject to any such annual stock option grant will vest in full on the one-year anniversary of the grant date, subject to the director’s continued service as a member of our board of directors through the vesting date.

All stock options granted to non-employee directors will be made pursuant to our 2019 Equity Incentive Plan and will vest in full immediately prior to, and contingent upon, the consummation of a change in control of our Company, subject to the director’s continued service as a member of our board of directors through the change in control.

We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our board of directors and committees.

The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

We became a public company in May 2019, and we have filed our proxy statements since that time under the scaled-down executive compensation disclosure requirements generally available to emerging growth companies. As of January 1, 2021, we ceased to be an emerging growth company and, therefore, this year’s Proxy Statement includes additional detail regarding executive compensation that was previously not required, including (1) this Compensation Discussion and Analysis, (2) additional compensation tables that provide disclosure on “Grants of Plan-Based Awards,” “Option Exercises and Stock Vested” and “Potential Payments upon Termination or Change in Control,” (3) an advisory vote on the compensation of our named executive officers, which is included as Proposal Three in this Proxy Statement; and (4) an advisory vote on the preferred frequency of advisory shareholder votes on the compensation of our named executive officers, which is included as Proposal Four in this Proxy Statement.

This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program for the fiscal year ended December 31, 2020, for our principal executive officer, our principal financial officer, and the next three most highly compensated executive officers serving as of year-end (collectively, the “named executive officers” or “NEOs”). This Compensation Discussion and Analysis is intended to enhance your understanding of the information provided in the compensation tables below and to provide additional context regarding our overall compensation program. In addition, we explain how and why our board of directors and compensation committee determined our compensation policies and specific compensation decisions for our NEOs during and for 2020, and, to the extent material, 2021.

Our named executive officers for the fiscal year ended December 31, 2020 consisted of the following individuals:

•	Casey C. Lynch, our President, Chief Executive Officer and Chairperson;

•	Christopher Lowe, our Chief Operating Officer, Chief Financial Officer and Treasurer(1);

•	Caryn McDowell, our Chief Legal and Administrative Officer and Corporate Secretary(2);

•	Michael Detke, M.D., Ph.D., our Chief Medical Officer; and

•	Leslie Holsinger, Ph.D., our Executive Vice President of Research and Development.

(1) In February 2021, Mr. Lowe was appointed as our Chief Operating Officer.

(2) Ms. McDowell joined our Company on May 5, 2020.

Executive Summary

Overview

We are a clinical stage biopharmaceutical company pioneering a novel disease-modifying therapeutic approach to treat what we believe to be a key underlying cause of Alzheimer’s and other degenerative diseases. Our approach is based on the seminal discovery of the presence of Porphyromonas gingivalis, or P. gingivalis, and its secreted toxic virulence factor proteases, called gingipains, in the relevant brain areas of both Alzheimer’s and Parkinson’s disease patients. Additionally, we and other researchers have observed that P. gingivalis infection causes Alzheimer’s and Parkinson’s pathology in animal models, and these effects have been successfully treated with a gingipain inhibitor in preclinical studies. Our proprietary lead drug candidate, atuzaginstat (COR388), is an orally administered, brain-penetrating small molecule gingipain protease inhibitor. In addition, we have an active pipeline of drug candidates, including COR588 is a second generation brain penetrant lysine gingipain inhibitor currently in IND enabling studies that will initially be positioned in periodontal disease with potential efficacy in multiple indications. We anticipate initiating clinical studies of COR588 for the treatment of periodontal disease in Q3 2021. COR788 and COR822 are lead arginine gingipain inhibitors with therapeutic potential in various P. gingivalis related diseases.

Response to COVID-19

In light of the uncertainty relating to the ongoing COVID-19 pandemic, our office-based employees have been working primarily from home since mid-March 2020, while ensuring essential staffing levels in our operations remain in place, including maintaining key personnel in our lab facility. We are developing plans to enable all employees to voluntarily return to work in our offices and lab facility which include safety protocols, such as face coverings, social distancing, frequent cleaning, and COVID-19 testing. We continue to assess the risks which take into account applicable public health authority and local government guidelines and are designed to ensure community and employee safety.

2020 Business Highlights

In 2020, we made significant progress towards our corporate and clinical objectives, with highlights that included the following:

•

In December 2020, we announced that the Phase 2/3 GAIN Trial of atuzaginstat (COR388) in patients with Alzheimer’s disease (the “GAIN Trial”) successfully advanced past interim analysis. The interim analysis was a capstone to our continually growing foundation of evidence, including clinical biomarker data supporting P. gingivalis infection in Alzheimer’s subjects and high OLE conversion, which supports the gingipain hypothesis and expansion of our pipeline.

•	By September 2020, the GAIN Trial was fully enrolled, exceeding the initial study enrollment target of 570 patients.

•	We achieved pre-clinical development milestones for COR588 and other molecules from our proprietary library, allowing the potential expansion of our pipeline.

•	In February 2020, we raised $125 million through the private placement of our common stock.

•	We ended the fourth quarter of 2020 with approximately $184.3 million in cash and investments on a proforma basis, which is expected to fund our clinical development plans through 2023.

Key Features of Our Executive Compensation Program

The important features of our executive compensation program for 2020 include the following:

What We Do	What We Don’t Do

✓  Design executive compensation to align pay with performance

✓  Balance short-term and long-term incentive compensation, with the majority of executive compensation being “at-risk”

✓  Establish annual performance-based bonus opportunities that are dependent upon our achievement of defined performance goals

✓ Seek third-party executive compensation advice for the compensation committee from an independent compensation consultant that does not perform any other services for our Company

✓  Review peer company compensation data prior to making executive compensation decisions

✓  Grant equity awards with multiple-year vesting requirements

✓  Prohibit hedging and pledging of our stock

Ä  No excessive change in control or severance payments

Ä  No special health or welfare benefits for executive officers

Ä  No “single-trigger” cash or equity change in control benefits

Ä  No tax gross-ups related to a change in control

Ä  No excessive fringe benefits or perquisites for our executive officers

Ä  No guaranteed bonuses or base salary increases

2020 Pay-for-Performance Overview

We structure a significant portion of our named executive officers’ compensation to be variable, “at-risk” and tied directly to our measurable performance. Our annual performance-based bonus opportunities for all of our named executive officers are dependent upon our achievement of defined performance goals established each year and are intended to reward our executives for their individual contributions towards achieving such goals. Equity awards are an integral part of our executive compensation program and comprise the primary “at-risk” portion of our named executive officer compensation package. In early 2020, we granted equity awards in the form of stock options to our named executive officers to incentivize and reward for stockholder value creation. In December 2020, our compensation committee introduced performance-based vesting stock options that vest only upon achievement of challenging goals tied to growth in our share price. Although intended to represent 2021 annual long-term incentive awards, the compensation committee approved these grants in 2020 to further support a strong pay-for-performance culture and retain key executives through what we anticipate will be a critical time horizon for the Company.

Compensation Philosophy and Objectives

Cortexyme’s mission is to pioneer upstream therapeutic approaches designed to improve the lives of patients diagnosed with Alzheimer’s and other degenerative diseases. Our compensation philosophy and programs are designed to attract, retain and motivate talented employees who will help us realize this vision.

The overall objectives of our executive compensation policies and programs are to:

•	attract, retain and motivate superior executive talent;

•	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention;

•	align our executives’ interests with those of our stockholders;

•	link pay to Company performance; and

•

offer pay opportunities that are competitive with the biopharmaceutical market in which we compete in order to recruit and retain top talent, while maintaining reasonable cost and dilution to our stockholders.

In addition, the compensation committee seeks to ensure that we maintain sound governance and compensation policies and practices. In designing and overseeing our executive compensation program, we strive to employ best practices and regularly assess our policies and practices.

Elements of Compensation

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses, and long-term incentive compensation. We also provide our executive officers with severance and change-in-control benefits, as well as other benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans. The following chart summarizes the three main elements of compensation, their objectives and key features.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Fixed compensation that is periodically reviewed and adjusted if and when appropriate, determined based on a number of factors, including each executive officer’s individual performance, experience, skills, level of responsibility and the breadth, scope and complexity of the position as well as the competitive marketplace for executive talent specific to our industry and the overall

Element of Compensation	Objectives	Key Features
performance of our Company, and by reference, in part, to market data provided by our independent compensation consultant.
Performance Bonus (at-risk cash)	Motivates and rewards for attaining key annual performance goals that relate to our key business objectives.	Target bonus amounts are periodically reviewed and determined for each performance period based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Bonus opportunities are dependent upon specific performance goals (which may be corporate performance goals and/or individual performance goals), as well as the relative weights, if any, of such goals, generally determined by the compensation committee and communicated at the beginning of the plan year. Actual bonus amounts earned are determined after the end of the plan year, taking into account the extent to which the performance goals have been achieved (and any relative weightings of such goals).
Long-Term Incentive (at-risk equity)	Motivates and rewards for long-term Company performance; aligns executives’ interests with stockholder interests and changes in stockholder value. Attracts highly qualified executives and encourages their continued employment over the long term.	Equity incentives may be granted as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as a reward for significant achievement. Individual awards are determined based on a number of factors, including current corporate and individual performance and market data provided by our independent compensation consultant. Equity grants have historically been provided in the form of time-based vesting stock options. In late 2020, we introduced performance-based vesting stock options.

We focus on providing a competitive compensation package to each of our executive officers that provides significant short- and long-term incentives for the achievement of measurable corporate objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.

We do not have formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the compensation committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, we historically have structured our named executive officers’ total target compensation so that it is comprised of performance-based bonus opportunities and long-term equity awards, in order to align the executive officers’ incentives with the interests of our stockholders and our corporate goals.

How We Determine Executive Compensation

Factors Used in Determining Executive Compensation

Our compensation committee sets the compensation of all of our executive officers, including our NEOs, at levels they determine to be competitive and appropriate for each executive officer, using their professional experience and judgment. Pay decisions are not made by use of a formulaic approach or benchmark; the compensation committee believes that executive pay decisions require consideration of a multitude of relevant factors that may vary from year to year and by individual circumstance. In making executive compensation decisions, the compensation committee generally takes into consideration the factors listed below:

•	corporate performance, business needs and business impact;
•	each executive officer’s individual performance, experience, job function, change in position or responsibilities, and expected future contributions to our Company;
•	internal pay equity among the executive officers and positions;
•	the need to attract new talent to our executive team and retain existing talent in a highly competitive industry and geographic region;
•	a range of market data reference points (generally the 25th, 50th, and 75th percentiles of the market data), as described below under “Use of Competitive Market Compensation Data”;
•	the total compensation cost and stockholder dilution from executive compensation actions;
•	trends and compensation paid to similarly situated officers within our market;
•	recommendations of the outside compensation consultant;
•	a review of an executive officer’s total targeted and historical compensation and equity ownership; and
•	our Chief Executive Officer’s recommendations (with respect to executive officers other than herself), based on her direct knowledge of the performance by each executive officer.

Role of the Compensation Committee and Executive Officers in Setting Executive Compensation

Our compensation committee reviews and oversees our executive compensation policies, plans and programs and reviews and determines the compensation to be paid to all of our executive officers, including the NEOs. Our compensation committee consists solely of independent members of the board of directors. In making its executive compensation determinations, the compensation committee considers recommendations from the Chief Executive Officer for executive officers other than herself and, if it determines appropriate, may also seek recommendations or approval of executive compensation decisions from the independent members of the board of directors. In making her recommendations for executive officers other than herself, the Chief Executive Officer receives input from our human resources department and has access to various third-party compensation surveys and compensation data provided by the independent compensation consultant to the compensation committee, as described below. While the Chief Executive Officer discusses her recommendations for the other executive officers with the compensation committee, she does not participate in the deliberations concerning, or the determination of, her own compensation. In addition, our Chief Executive Officer may also attend compensation committee meetings from time to time and may take part in discussions of executive compensation. The compensation committee discusses and makes its determinations with respect to executive compensation matters without any NEOs or other executive officers present (other than the Chief Executive Officer as described above). From time to time, various other members of management and other employees as well as outside advisers or consultants may be invited by the compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in the compensation committee meetings.

The compensation committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus, and equity awards) for our executive officers on an annual basis. These annual decisions typically occur in the first or second quarter of the year. However, decisions may occur during the year for new hires, promotions or other special circumstances as our compensation committee determines appropriate. The compensation committee does not delegate its authority to approve executive officer compensation. The compensation committee does not currently maintain a formal policy for the timing of equity awards to our executive officers and has granted awards at times when the compensation committee determines appropriate.

Role of Our Independent Compensation Consultant

The compensation committee has the authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. In 2019, we retained Compensia, an independent compensation consultant, to assist the compensation committee in reviewing our compensation programs and to ensure that our compensation programs remain competitive in attracting and retaining talented executives.

Compensia assisted the compensation committee in developing a group of peer companies to use as a reference in making compensation decisions, evaluating current pay practices and considering different compensation programs and best practices. As described further below, Compensia also prepared an analysis of our compensation practices with respect to base salaries, annual bonuses and long-term incentive grants against market practices. Compensia reported directly to the compensation committee, which maintained the authority to direct their work and engagement, and advised the compensation committee from time to time. Compensia interacted with management to gain access to Company information that is required to perform services and to understand the culture and policies of our organization. The compensation committee and Compensia met in executive session with no members of management present as needed to address various compensation matters, including deliberations regarding the Chief Executive Officer’s compensation.

Our compensation committee analyzed whether the work of Compensia as a compensation consultant raised any conflict of interest, taking into consideration the following factors: (i) the fact that Compensia and its affiliates do not provide any services directly to Cortexyme; (ii) the amount of fees paid to Compensia and its affiliates by Cortexyme as a percentage of Compensia and its affiliates’ total revenue; (iii) Compensia’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Compensia or the individual compensation advisors employed by Compensia with any executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of our compensation committee; and (vi) any Cortexyme stock owned by Compensia or the individual compensation advisors employed by Compensia. Based on its analysis of these factors, our compensation committee determined that the work of Compensia and the individual compensation advisors employed by Compensia does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.

Use of Competitive Market Compensation Data

The compensation committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the compensation committee reviews market data for each executive officer’s position, compiled by Compensia, as described below, including information relating to the compensation for executive officers in the development stage biotechnology industry.

In developing a proposed list of our peer group companies to be used in connection with making compensation decisions following our initial public offering in 2019, Compensia recommended that the compensation committee select companies that would be appropriate peers based on geography, industry focus, employee size, stage of development, and market capitalization. Specifically, peer companies were selected in 2019 based on the following parameters:

•	Industry Focus: We focused on biotechnology and pharmaceutical companies with a broad distribution of therapeutic focuses.

•	Geography: We focused on companies based in the United States in key biotech hubs (i.e., San Francisco Bay Area, San Diego, Boston metro and New York metro).

•	Employee Headcount: We focused on companies with a headcount of generally less than 100 employees.

•	Stage of Development: We focused on companies where the leading drug candidate was in Phase II or III clinical trials.

•	Market Capitalization: We focused on companies with market capitalization representing roughly 0.3x to 3x our market capitalization.

The compensation committee reviewed the peer group in early 2020 and made no changes to the group chosen in 2019. The peer group used by the compensation committee in making executive pay decisions for 2020 was as follows:

Alector	Iovance Biotherapeutics

AnaptysBio	Kezar Life Sciences

Axsome Therapeutics	Kura Therapeutics

Corbus Pharmaceuticals	Principia Biopharma

CymaBay Therapeutics	Ra Pharmaceuticals

Denali Therapeutics	Rhythm Pharmaceuticals

Eidos Therapeutics	Solid Biosciences

Eloxx Pharmaceuticals	Tricida

Esperion Therapeutics	Tyme Technologies

Forty Seven	Viking Therapeutics

Using data compiled from the public filings of these peer companies, which we refer to as market data, Compensia completed an assessment of our executive compensation that informed the compensation committee’s determinations regarding 2020 executive compensation. Compensia prepared, and the compensation committee reviewed, a range of market data reference points (generally at the 25th, 50th and 75th percentiles of the market data) with respect to base salary, performance bonuses, equity compensation (valued based both on an approximation of grant date fair value and as well as ownership percentage), total target cash compensation (base salary and the annual target performance bonus) and total direct compensation (total target cash compensation and equity compensation) with respect to each of our executive officers. The compensation committee did not target pay to fall at any particular percentile of the market data, but rather reviewed this market data as a helpful reference point in making 2020 compensation decisions. Market data is only one of several factors that our compensation committee considers in making compensation decisions, and therefore individual NEO compensation may fall at varying levels as compared to the market data.

In late 2020, our compensation committee reviewed the peer group and made adjustments to the group, to account for M&A activity within the group and industry and market changes since 2019, based on Compensia’s recommendations. Compensia recommended the updated peer group based on the same parameters used to select the 2019 peers, as described above. However, the range for employee headcount was updated to focus on companies with a headcount of generally less than 100 employees. Based on these changes, Compensia recommended and our compensation committee approved the addition of ten new peers, as reflected below, and the removal of twelve historical peers: Corbus Pharmaceuticals, CymaBay Therapeutics, Eidos Therapeutics, Eloxx Pharmaceuticals, Esperion Therapeutics, Forty Seven, Kezar Life Sciences, Principia Biopharma, Ra Pharmaceuticals, Solid Biosciences, Tricida, and Tyme Technologies.

The peer group of publicly-traded companies set forth below was used by the compensation committee to determine the terms of the December 2020 stock option grants, which represented the long-term incentive component of 2021 compensation:

Alector	Karuna Therapeutics*

Allakos*	Kodiak Sciences*

AnaptysBio	Kura Oncology

Arvinas*	Madrigal Pharmaceuticals*

Atara Biotherapeutics*	Prevail Therapeutics*

Axsome Therapeutics	Rhythm Pharmaceuticals

Denali Therapeutics	Rocket Pharmaceuticals*

Gossamer Bio*	SpringWorks Therapeutics*

Iovance Biotherapeutics	Viking Therapeutics

*new for 2021

Executive Compensation Program

Annual Base Salary

In reviewing and adjusting base salaries in July 2019 following our initial public offering, our compensation committee considered then-current market data, as well as each NEO’s total cash compensation (consisting of base salary and target bonus opportunity) and individual performance. Our compensation committee approved increases to each of the then-employed NEOs’ base salaries ranging from 11% to 50%, which the compensation committee determined were appropriate to more closely align our NEOs’ cash compensation with the median for similar positions at our public company peers, based on market data provided by Compensia. In February 2020, the compensation committee further reviewed the base salaries of our named executive officers and did not make any changes to the base salaries of our named executive officers.

The NEOs’ 2020 base salaries and increases from each of their 2019 base salaries, if applicable, are reflected in the table below.

Name	2020 Base Salary	Increase from 2019 Base Salary
Casey C. Lynch (1)	$525,000	50.0%
Christopher Lowe (1)	$390,000	11.4%
Caryn McDowell (2)	$425,000	-%
Michael Detke, M.D., Ph.D. (1)	$410,000	17.1%
Leslie Holsinger, Ph.D. (1)	$405,000	24.6%

(1)

Other than for Ms. McDowell, each NEO’s increased base salary was effective August 1, 2019. The reported percentage increases to 2019 base salaries are to the base salaries in effect prior to the August 1, 2019 increase.

(2)	Ms. McDowell’s annual base salary was determined by the compensation committee in connection with her commencement of employment with us in May 2020.

Annual Performance Bonus

Executive Incentive Bonus Plan

Each of our NEOs is eligible to participate in our Executive Incentive Bonus Plan (“Bonus Plan”). The purpose of the Bonus Plan is to motivate and reward eligible officers and other designated employees for their contributions toward the achievement of certain performance goals. Each NEO is eligible to receive a performance bonus based on (1) the individual’s target bonus, as a percentage of base salary, and (2) the percentage attainment of performance goals established by the compensation committee.

The Bonus Plan is administered by the compensation committee, which has the discretionary authority to interpret the provisions of the Bonus Plan, including all decisions on eligibility to participate, the establishment of performance goals, the amount of awards payable and the payment of awards. The compensation committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Bonus Plan to one or more directors and/or officers of the Company. Our compensation committee reviews and approves, pursuant to the Bonus Plan, the annual bonus opportunity and the specific goals, objectives to be achieved in order to earn such annual bonus for, and the amount of annual bonus earned by, each participant in our Bonus Plan, including our named executive officers. For 2020, bonuses were paid out based on the satisfaction of certain regulatory and clinical goals and strategic objectives.

Target Bonuses

In evaluating our NEOs’ target bonus percentages in July 2019 following our initial public offering, our compensation committee considered then-current market data as well as each NEO’s total cash compensation (consisting of base salary and target bonus opportunity) and individual performance. Our compensation committee approved adjustments to each of the then-employed NEOs’ target bonus percentages to be effective October 1, 2019, which the compensation committee determined necessary to more closely align our NEOs’ cash compensation with the median for similar positions at our public company peers, based on market data provided by Compensia. In early 2020, the compensation committee reviewed each of our then-employed named executive officer’s target bonus percentages under the Bonus Plan and determined that the October 1, 2019 target bonus percentages remained appropriate for each of the NEOs based on market data. Ms. McDowell’s target bonus percentage was determined in connection with her commencement of employment with us in May 2020 by reference to market data and internal equity with other executive officers. The maximum percentage attainment of performance goals established by the compensation committee was set at 100%.

Each NEO’s 2020 target bonus as a percentage of annual base salary is reflected below:

Named Executive Officer(1)	2019 Target Bonus Percentage	2020 Target Bonus Percentage
Casey C. Lynch	30%	50%
Christopher Lowe	25%	40%
Caryn McDowell	—	40%
Michael Detke, M.D., Ph.D.	25%	40%
Leslie Holsinger, Ph.D.	20%	40%

(1)

Other than for Ms. McDowell, each NEO’s 2020 target bonus percentage was effective October 1, 2019. The 2019 target bonus percentages included above are those that were in effect prior to our initial public offering and prior to the October 1, 2019 increase.

Corporate Performance

The corporate goals were established in early 2020. The compensation committee chose the performance goals described below because it believed they were the best indicators of our ability to successfully execute our business strategy and factors critical to successful development of our preclinical studies and clinical programs, and increasing the value of our common stock. The compensation committee did not establish weightings for the various 2020 performance goals, but instead considered them together as part of a comprehensive review. The table below reflects each of the corporate goals and the relevant corporate achievements, as determined by our compensation committee.

Performance Goal	Achievements
Execute on GAIN Trial to complete enrollment and support topline results within specified timelines

We fully enrolled the GAIN Trial by September 2020, exceeding the initial study enrollment target of 570 patients and, in December 2020, we announced that the GAIN Trial successfully advanced past interim analysis

Continue to engage with the U.S. Food and Drug Administration (FDA) for most efficient path to market assuming positive results from the interim analysis of the GAIN Trial in Q4 2020	We engaged with the FDA to assess the most efficient path to market assuming positive results from the interim analysis of the GAIN Trial in Q4 2020
Ongoing management of preclinical studies and chemistry, manufacturing and controls (CMC) development to support targeted atuzaginstat (COR388) registration timeline	We successfully managed preclinical studies and CMC development to support targeted timeline for atuzaginstat (COR388) registration
Initiate academic and/or collaborative projects relative to Alzheimer’s disease	We initiated more than the specified academic and/or collaborative projects relative to Alzheimer’s disease
Obtain podium or poster presentation at scientific conferences, and actively participate in investor conferences	We presented at more than the specified scientific conferences and actively participated in more than the specified investor conferences
Deliver on stated goals within 2020 budget proposal	We delivered on stated goals within 2020 budget proposal
Ensure all matters of corporate governance are completed in a timely manner	We completed all matters of corporate governance in a timely manner

Bonus Amounts

In January 2021, the compensation committee determined that our corporate goals had been achieved at 100%, and, as a result, awarded each of our NEOs the performance bonuses in the amounts reflected in the table below:

Name	Annual Target Bonus Amount	Actual Bonus Amount
Casey C. Lynch	$262,500	$262,500
Christopher Lowe	$156,000	$156,000
Caryn McDowell(1)	$111,048	$111,048
Michael Detke, M.D., Ph.D.	$164,000	$164,000
Leslie Holsinger, Ph.D.	$162,000	$162,000

(1)	Ms. McDowell’s bonus was pro-rated for the period of time she was employed by us in 2020.

Equity-Based Incentive Awards

We have historically granted equity compensation to our executive officers primarily in the form of stock options. The compensation committee believes that stock options are a key tool in serving to align the interests of our executive officers and our stockholders. Stock options are inherently performance based, and automatically link executive pay to stockholder return, as the value realized, if any, by the executive from an award of stock options is dependent upon, and directly proportionate to, appreciation in stock price. Executives will only receive value from the stock option awards if the price of our common stock increases above the price at time of grant and remains above as the stock options continue to vest. Stock options also do not have downside protection, and the awards will not provide value to the holder when the stock price is below the exercise price.

Equity grants to our named executive officers are evaluated and approved by the compensation committee in the context of each named executive officer’s total compensation and take into account the market data provided by our independent compensation consultant in addition to the individual officer’s responsibilities and performance. The compensation committee also takes into account the recommendations of the Chief Executive Officer (except as to her own performance) with respect to appropriate grants and any particular individual circumstances.

February 2020 Grants

In February 2020, our compensation committee granted stock option awards to our NEOs other than Ms. McDowell, who joined our Company in May 2020. These stock options represented the long-term incentive component of 2020 compensation. The number of shares underlying the February 2020 stock options is reflected in the table below:

Named Executive Officer	Stock Option Grant (# of shares)
Casey C. Lynch	175,000
Christopher Lowe	100,000
Michael Detke, M.D., Ph.D.	100,000
Leslie Holsinger, Ph.D.	100,000

The awards vest in 48 equal monthly installments over four years, subject to the executive’s continuous service with us through each such date.

The compensation committee determined each NEO’s grant based on the amount that the compensation committee believed was appropriate to retain and incentivize the NEOs, while remaining reasonable within market standards and considering potential dilution of our share reserves. In making these determinations, the compensation committee considered each of the NEO’s current equity holdings, including vested and unvested holdings and the extent to which such holdings were “in-the-money,” the extent to which such holdings remained unvested and therefore continued to serve as a retention tool, internal equity amongst the team, individual performance, and length of service.

May 2020 New Hire, Exceptional Performance and Promotion Grants

In May 2020, in connection with Ms. McDowell’s commencement of employment with us as our Chief Legal and Administrative Officer and Corporate Secretary, the compensation committee granted Ms. McDowell a stock option to purchase 200,000 shares of the Company’s common stock. The award vests over four years, with 1/4th of the shares vesting on the one-year anniversary of the grant date and the remainder vesting in 36 equal monthly installments thereafter, subject to Ms. McDowell’s continuous service with us through each such date.

In addition, in May 2020, Mr. Lowe and Dr. Holsinger were each awarded stock options to purchase 30,000 shares of the Company’s common stock in recognition of their strong performance and contributions during 2020. More specifically, Mr. Lowe’s May 2020 stock option grant was intended to recognize his crucial role in leading our private placement of common stock that raised $125 million in February 2020. For Dr. Holsinger, this May 2020 stock option award was granted in connection with her promotion to the role of Executive Vice President of Research and Development in recognition of her increased role and responsibilities. These awards vest over four years in 48 equal monthly installments, subject to the NEO’s continuous service with us through each such date.

The number of shares underlying the May 2020 stock options is reflected in the table below:

Named Executive Officer	Stock Option Grant (# of shares)
Caryn McDowell	200,000
Christopher Lowe	30,000
Leslie Holsinger, Ph.D.	30,000

December 2020 Grants

Despite challenging business conditions brought on by the COVID-19 global pandemic, the compensation committee recognized the performance of the organization which continued to maintain timelines and budgets of its primary clinical studies. The compensation committee believed completing the 2021 compensation review in December 2020 was appropriate given the organizational performance in 2020. As a result, our NEOs were granted performance-based vesting options and time-based vesting options in December 2020. Accordingly, the grant date fair values reflected in the compensation tables that follow include two annual grants: the grant made in February 2020 based upon 2019 performance and the grant made in December 2020 based upon 2020 performance, resulting in a material year-over-year increase to NEO total compensation from 2019 to 2020. The amounts reported in the tables do not represent realizable compensation relating to these awards. Executives will only realize value from the stock option awards if the price of our common stock increases above the price at time of grant and remains above as the stock options vest.

The December 2020 awards to our NEOs were composed of a 50/50 mix of time- and performance-based vesting stock options (with the exception of Ms. McDowell’s, whose time-based vesting stock options were pro-rated based on her time served and her individual performance). Because the awards were intended to be 2021 compensation, when determining the terms of the options, our compensation committee referenced market data from Compensia for our 2021 peer group approved in October 2020. The compensation committee determined that introducing performance-based vesting awards was appropriate to maintain a strong culture of pay-for-performance and to further incentive our executives.

The number of shares underlying the December 2020 stock options is reflected in the table below:

Named Executive Officer	Time-Based Vesting Stock Option Grant (# of shares)	Performance-Based Vesting Stock Option (# of shares)
Casey C. Lynch	175,000	175,000
Christopher Lowe	100,000	100,000
Caryn McDowell	75,000	100,000
Michael Detke, M.D., Ph.D.	100,000	100,000
Leslie Holsinger, Ph.D.	100,000	100,000

The time-based vesting stock options will vest in 48 equal monthly installments, subject to the NEO’s continuous service through each such vesting date. The performance-based vesting stock options will vest as to:

•	50% of the performance-based vesting stock options on March 31, 2023, if our share price exceeds $135 for any 45-trading day average period prior to March 15, 2023 (“Performance Condition #1”); and
•	50% of the performance-based vesting stock options on March 31, 2024, if our share price exceeds $170 for any 45-trading day average period prior to March 15, 2024 (“Performance Condition #2”).

In the event of a change in control (as defined in our 2019 Equity Incentive Plan), the options will be treated as follows:

•

Performance Condition #1 will be deemed met and the options subject to such condition will vest in full, if the consideration payable to the holders of the Company’s common stock (the “acquisition price”) exceeds $135 per share;

•	Performance Condition #2 will be deemed met and the options subject to such condition will vest in full, if the acquisition price exceeds $170 per share;
•

If the acquisition price falls between the $135 and $170 per share price hurdles, all options tied to the $135 price hurdle and a pro-rata portion of the options tied to the $170 per share price hurdle will vest; and

•	Options will be forfeited if the acquisition price is below $135 per share.

The performance-based vesting stock option grants are intended to maximize retention and motivational aspects of pay, aligning investors and executives during a critical 12- to 24-month time horizon for the Company. The compensation committee believes that the combination of challenging performance goals and time vesting conditions supports retention up to and beyond achievement of targeted milestones. In addition, the use of two performance goals avoids a binary outcome and enables a sliding scale for vesting in the event of the acquisition of Cortexyme.

Other Features of Our Executive Compensation Program

Agreements with Our NEOs

Executive Employment Agreements

For each of our named executive officers other than Ms. Lynch, who does not have a formal offer letter, the initial terms and conditions of employment are set forth in employee offer letters. Each of our named executive officers is an at-will employee.

Executive Change in Control and Severance Agreements

In May 2020, we entered into Executive Change in Control and Severance Agreements (“CiC Agreements”) with each of our named executive officers, which provide for certain payments and benefits in connection with certain terminations of employment with the Company, including terminations that occur in connection with a change in control (as defined in the CiC Agreements), subject to the named executive officer’s execution and non-revocation of a general release of claims in a form prescribed by the Company.

The compensation committee believes that the severance protection benefits we offer are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty. A more detailed description of the CiC Agreements and each of our named executive officer benefits thereunder is provided below under “Potential Payments upon Termination or Change in Control.”

Welfare and Health Benefits

Our named executive officers are eligible to participate in all of our benefit plans, such as the 401(k) plan (see description under “401(k) Plan” below), medical, dental, vision, short-term disability, long-term disability and group life insurance, in each case generally on the same basis as other employees. We do not currently have qualified or nonqualified defined benefit plans or deferred compensation plans, nor do we offer pension or other retirement benefits other than our 401(k) plan. Our board of directors may elect to adopt such plans in the future if it determines that doing so is in our best interests.

Perquisites and Other Benefits

We generally do not offer perquisites or personal benefits to our NEOs, although we may from time to time provide reasonable relocation, signing bonuses, retention bonuses, or other benefits to our NEOs as our compensation committee determines appropriate.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may make voluntary contributions from their eligible pay, up to certain applicable annual limits set by the Internal Revenue

Code of 1986, as amended (the “Code”). The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code.

Historically, we have not made matching contributions into the 401(k) plan on behalf of participants. However in 2021, we began matching 100% of employee contributions, up to an annual maximum of $4,000 per calendar year for each employee, and such employee contributions are immediately and fully vested. Company matching contributions are immediately and fully vested.

Accounting and Tax Considerations

We account and recognize share-based compensation expense in accordance with ASC 718, Compensation – Stock Compensation. We measure our stock-based awards using the estimated grant-date fair values. For stock options issued, fair values are determined using the Black-Scholes option pricing model. For performance stock awards subject to market-based vesting conditions, fair values are determined using the Monte-Carlo simulation model.

The fair value of stock-based awards is recognized as compensation expense over the requisite service period (generally the vesting period). For performance stock awards not subject to market-based vesting conditions, the value of the stock-based awards is recognized as compensation expense when the performance condition is probable of achievement. Forfeitures are recognized when they occur. The accounting impact of our compensation programs are one of many factors that our compensation committee considers in determining the structure and size of our executive compensation programs.

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for (i) certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date or (ii) the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019.

Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The compensation committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.

Prohibition on Hedging and Pledging

Our named executive officers are subject to our policies on hedging and pledging, as described under the section titled “Board of Directors and Corporate Governance– Hedging and Pledging Policy.”

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we intend to implement a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant clawback policy as soon as, and to the extent that, the requirements of such clawbacks are finalized by the SEC.

Risk Assessment Concerning Compensation Practices and Policies

With the assistance of the compensation committee’s compensation consultant, the compensation committee reviewed the Company’s compensation policies and practices to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the compensation committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. Our compensation committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of salary and annual bonus, if any, which is based on a variety of performance factors), and long-term compensation (in the form of stock options) prevents undue focus on short-term results and helps align the interests of the Company’s executive officers with the interests of our stockholders. In addition, the Company’s insider trading policy and prohibition against hedging and pledging in Company stock protects against short-term decision making.

Conclusion

It is the opinion of our compensation committee that the compensation policies and elements described above provide the necessary incentives to properly align our executive officers’ performance with the interests of our stockholders while maintaining equitable and competitive executive compensation practices that enable us to attract and retain the highest caliber of executive officers.

Report of the Compensation Committee of the Board of Directors

Our compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement. Based on this review and discussion, the compensation committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

David A. Lamond

Margaret A. McLoughlin, Ph.D.

Kevin Young, CBE

The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by, or paid to each of the NEOs for their services rendered for the years ended December 31, 2020, 2019, and 2018.

Name and Principal Position(s)	Fiscal Year	Salary		Bonus (1)	Stock Awards	Option Awards (2)(3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation	Total
Casey C. Lynch	2020	$525,000		$—	$—	$13,352,500	$262,500	$—	$14,140,000
President and Chief Executive Officer	2019	$415,577		$—	$—	$—	$144,375	$—	$559,952
	2018	$277,019		$82,500	$—	$557,814	$—	$—	$917,333
Christopher Lowe	2020	$390,000		$—	$—	$8,631,100	$156,000	$—	$9,177,100
Chief Operating Officer, Chief Financial Officer and Treasurer	2019	$357,308		$—	$—	$—	$104,625	$—	$461,933
Caryn McDowell	2020	$268,077	(5)	$—	$—	$9,793,750	$111,048	$—	$10,172,875
Chief Legal and Administrative Officer and Corporate Secretary
Michael Detke, M.D., Ph.D.	2020	$410,000		$—	$—	$7,630,000	$164,000	$—	$8,204,000
Chief Medical Officer	2019	$373,077		$—	$—	$620,466	$106,625	$—	$1,100,168
	2018	$6,731		$40,000	$—	$192,572	$—	$—	$239,303
Leslie Holsinger, Ph.D.	2020	$405,000		$—	$—	$8,631,100	$162,000	$—	$9,198,100
Executive Vice President of Research and Development	2019	$353,646		$—	$—	$—	$89,250	$—	$442,896
	2018	$229,500		$45,000	$—	$138,819	$—	$—	$413,319

(1)	The amounts reported in this column represent performance-based cash incentives earned by each named executive officer based on fiscal year 2018 performance.

(2)

The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of stock options granted in the indicated year as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized.

For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in this Annual Report on Form 10-K. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. With respect to the performance-based vesting stock options granted during 2020, the aggregate grant date fair value is based on the then-probable outcome of the applicable performance conditions. The grant date fair value of the performance-based vesting stock options granted in December 2020, assuming achievement of the maximum level of performance under the applicable performance conditions would have been as follows: (i) $3,216,500 for Ms. Lynch; (ii) $1,838,000 for Mr. Lowe; (iii) $1,838,000 for Ms. McDowell; (iv) $1,838,000 for Dr. Detke; and (v) $1,838,000 for Dr. Holsinger.

(3)

Amounts shown in this column for 2020 include option awards granted in December 2020 in consultation with Compensia that represent 2021 annual stock option grants. Accordingly, the grant date fair values reflected in this column for 2020 include two annual grants: the 2020 grant made in February 2020 and the 2021 grant made in December 2020, resulting in a material year-over-year increase to NEO total compensation from 2019 to 2020. Please see “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Program—Equity-Based Incentive Awards—December 2020 Grants” for a more detailed description of such awards.

(4)

Amounts shown in this column represent annual performance bonus awards earned by our NEOs under our Executive Incentive Bonus Plan. Such bonuses are tied to achievement against clinical and regulatory goals and strategic objectives, with payouts determined after the close of the year and primarily based on our level of achievement against those goals. Payouts occur in the first quarter following the end of the applicable year.

(5)

Ms. McDowell commenced employment with us in May 2020 and the amount included in the table represents the amount of base salary Ms. McDowell received as pro-rated for the period of time she was employed with us in 2020.

GRANTS OF PLAN-BASED AWARDS

The following table presents, for each of the NEOs, certain information regarding grants of plan-based awards made for the year ended December 31, 2020.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date or Modification Date	Target(1)	Maximum	Target(2)	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price Per Share of Option Awards	Total Grant Date Fair Value of Stock and Option Awards(3)
Casey C. Lynch		$262,500	$262,500	—	—	—	—	—
President and Chief Executive Officer	2/6/2020	—	—	—	—	175,000	$54.85	$6,942,250
	12/11/2020	—	—	—	—	175,000	$29.60	$3,802,750
	12/11/2020	—	—	175,000	—	—	$29.60	$2,607,500
Christopher Lowe		$156,000	$156,000	—	—	—	—	—
Chief Operating Officer, Chief Financial Officer and Treasurer	2/6/2020	—	—	—	—	100,000	$54.85	$3,967,000
	5/14/2020	—	—	—	—	30,000	$45.88	$1,001,100
	12/11/2020	—	—	—	—	100,000	$29.60	$2,173,000
	12/11/2020	—	—	100,000	—	—	$29.60	$1,490,000
Caryn McDowell		$111,048	$111,048	—	—	—	—	—
Chief Legal and Administrative Officer and Corporate Secretary	5/14/2020	—	—	—	—	200,000	$45.88	$6,674,000
	12/11/2020	—	—	—	—	75,000	$29.60	$1,629,750
	12/11/2020	—	—	100,000	—	—	$29.60	$1,490,000
Michael Detke, M.D., Ph.D.		$164,000	$164,000	—	—	—	—	—
Chief Medical Officer	2/6/2020	—	—	—	—	100,000	$54.85	$3,967,000
	12/11/2020	—	—	—	—	100,000	$29.60	$2,173,000
	12/11/2020	—	—	100,000	—	—	$29.60	$1,490,000
Leslie Holsinger, Ph.D.		$162,000	$162,000	—	—	—	—	—
Executive Vice President of Research and Development	2/6/2020	—	—	—	—	100,000	$54.85	$3,967,000
	5/14/2020	—	—	—	—	30,000	$45.88	$1,001,100
	12/11/2020	—	—	—	—	100,000	$29.60	$2,173,000
	12/11/2020	—	—	100,000	—	—	$29.60	$1,490,000

(1)

This column sets forth the target bonus amount for each NEO for the year ended December 31, 2020. There is no threshold bonus amounts for each individual NEO established under the Bonus Plan. Target bonuses were set as a percentage of each NEO’s base salary earned for the year ended December 31, 2020. The maximum total bonus available to be paid to each NEO, upon maximum performance achievement, was 100% of each NEO’s target bonus. The dollar value of the actual bonus award earned for the year ended December 31, 2020 for each NEO is set forth in the “Summary Compensation Table.” As such, the amounts set forth in this column do not represent either additional or actual compensation earned by the NEOs for the year ended December 31, 2020.

(2)

Represents the target number of shares that may be earned pursuant to performance-vesting stock options granted to our NEOs in 2020. The performance-vesting stock options will vest as follows, subject to the NEO providing continued service to us through each vesting date: 50% of the shares vest on March 31, 2023 provided that our compensation committee has determined that Performance Condition #1 (as defined below) has been met, and 50% of the shares vest on March 31, 2024 provided that our compensation committee has determined that Performance Condition #2 (as defined below) has been met. Performance Condition #1 means that the average closing price per share of our common stock in any 45 consecutive trading day period prior to March 15, 2023 has exceeded $135 per share. Performance Condition #2 means that the average closing price per share of our common stock in any 45 consecutive trading day period prior to March 15, 2024 has exceeded $170 per share.

(3)

Amounts shown in this column do not reflect compensation actually received or amounts that may be realized in the future by the NEOs. The amounts shown in this column reflect the aggregate grant date fair value during year ended December 31, 2020 for the stock options granted to our NEOs in 2020 as computed in accordance with ASC 718.

OUTSTANDING EQUITY AWARDS

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2020.

	Option Awards
	Grant Date	Vesting Commencement Date	Number of Shares of Common Stock Underlying Unexercised Stock Options Exercisable Shares	Number of Shares of Common Stock Underlying Unexercised Stock Options Unexercisable Shares	Option Exercise Price per Share ($)	Option Expiration Date
Casey C. Lynch	6/2/2017	6/13/2017	66,528	16,632	$0.4624	6/2/2027	(1)
President and Chief Executive Officer	10/30/2018	9/1/2018	265,614	206,590	$2.2304	10/30/2028	(1)
	2/6/2020	2/6/2020	36,458	138,542	$54.85	2/6/2030	(1)
	12/11/2020	12/11/2020	—	175,000	$29.60	12/11/2030	(1)
	12/11/2020	12/11/2020	—	175,000	$29.60	12/11/2030	(3)
Christopher Lowe	11/28/2018	11/15/2018	122,548	112,746	$2.2304	11/28/2018	(2)
Chief Operating Officer, Chief Financial Officer and Treasurer	2/6/2020	2/6/2020	20,833	79,167	$54.85	2/6/2030	(1)
	5/14/2020	2/29/2020	5,625	24,375	$45.88	5/14/2030	(1)
	12/11/2020	12/11/2020	—	100,000	$29.60	12/11/2030	(1)
	12/11/2020	12/11/2020	—	100,000	$29.60	12/11/2030	(3)
Caryn McDowell	5/14/2020	5/5/2020	—	200,000	$45.88	5/14/2030	(2)
Chief Legal and Administrative Officer and Corporate Secretary	12/11/2020	12/11/2020	—	75,000	$29.60	12/11/2030	(1)
	12/11/2020	12/11/2020	—	100,000	$29.60	12/11/2030	(3)
Michael Detke, M.D., Ph.D.	11/28/2018	11/15/2018	68,933	63,419	$2.2304	11/28/2028	(1)
Chief Medical Officer	2/6/2019	12/16/2018	37,914	66,177	$6.91	2/6/2029	(1)
	2/6/2020	2/6/2020	20,833	79,167	$54.85	2/6/2030	(1)
	12/11/2020	12/11/2020	—	100,000	$29.60	12/11/2030	(1)
	12/11/2020	12/11/2020	—	100,000	$29.60	12/11/2030	(3)
Leslie Holsinger, Ph.D.	5/10/2016	4/4/2016	66,794	—	$0.272	5/10/2026	(2)
Executive Vice President of Research and Development	1/11/2018	1/1/2018	26,807	9,957	$0.46	1/11/2028	(1)
	11/28/2018	11/1/2018	45,955	42,280	$2.23	11/28/2028	(1)
	2/6/2020	2/6/2020	20,833	79,167	$54.85	2/6/2030	(1)
	5/14/2020	2/29/2020	6,250	23,750	$45.88	5/14/2030	(1)
	12/11/2020	12/11/2020	—	100,000	$29.60	12/11/2030	(1)
	12/11/2020	12/11/2020	—	100,000	$29.60	12/11/2030	(3)

(1)

The shares subject to the stock option vest over a four-year period, with 1/48th of the shares vest and become exercisable one month after the vesting commencement date, and an additional 1/48th of the shares subject to such option vest each month thereafter, subject to the NEO providing continued service to us through each vesting date.

(2)

The shares subject to the stock option vest over a four-year period, with 25% vesting on one-year-anniversary from the vesting commencement date, and the balance vesting each month over the remaining three-year period, subject to the NEO providing continued service to us through each vesting date.

(3)

50% of the shares will vest on March 31, 2023 provided that our compensation committee has determined that Performance Condition #1 (as defined below) has been met, and 50% of the shares will vest on March 31, 2024 provided that our compensation committee has determined that Performance Condition #2 (as defined below) has been met, subject to the NEO providing continued service to us through each such vesting date. Performance Condition #1 means that the average closing price per share of our common stock in any 45 consecutive trading day period prior to March 15, 2023 has exceeded $135 per share. Performance Condition #2 means that the average closing price per share of our common stock in any 45 consecutive trading day period prior to March 15, 2024 has exceeded $170 per share.

OPTION EXERCISES AND STOCK VESTED

The following table includes certain information with respect to stock options exercised during the year ended December 31, 2020.

	Options Awards
Name	Number of Shares of Common Stock Acquired	Value Realized on Exercise(1)
Casey C. Lynch	—	$—
Christopher Lowe	—	$—
Caryn McDowell	—	$—
Michael Detke, M.D., Ph.D.	28,261	$1,057,191
Leslie Holsinger, Ph.D.	43,500	$1,356,513

(1)

Amount reflects the product of the fair market value of our common stock on the applicable vesting date multiplied by the number of shares subject to stock options that vested and does not necessarily reflect proceeds actually received by the NEOs.

There were no shares subject to restricted stock awards that vested during the year ended December 31, 2020.

OFFER LETTERS

For each of our named executive officers other than Ms. Lynch, who does not have a formal offer letter, the initial terms and conditions of employment are set forth in employee offer letters. In addition, each of our named executive officers has executed a form of our standard confidential information and invention assignment agreement. Any potential payments and benefits due upon a termination of employment or a change in control of us are further described below in “—Potential Payments upon Termination or Change in Control.”

Casey C. Lynch

Ms. Lynch, our President and Chief Executive Officer, is an at-will employee. Ms. Lynch’s annual base salary was $525,000 for fiscal year 2020. In January 2021, Ms. Lynch’s annual base salary was increased to $575,000. Ms. Lynch is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Ms. Lynch’s target bonus was 50% of her annual base salary for fiscal year 2020 and was subsequently increased to 55% for fiscal year 2021. For information regarding payments made to Ms. Lynch for the year ended December 31, 2020 under our Executive Incentive Bonus Plan, see the section titled “— Compensation Discussion and Analysis—Executive Incentive Bonus Plan.”

Christopher Lowe

In November 2018, we entered into an offer letter with Mr. Lowe, our Chief Operating Officer, Chief Financial Officer and Treasurer. The offer letter has no specific term and provides for at-will employment. Mr. Lowe’s annual base salary was $390,000 for fiscal year 2020. Mr. Lowe’s annual base salary was increased to $430,000 in January 2021 and was further increased to $450,000 in February 2021 in connection with his appointment as our Chief Operating Officer. Mr. Lowe is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Mr. Lowe’s target bonus was 40% of his annual base salary for fiscal year 2020 and was increased to 45% for fiscal year 2021. For information regarding payments made to Mr. Lowe for the year ended December 31, 2020 under our Executive Incentive Bonus Plan, see the section titled “— Compensation Discussion and Analysis—Executive Incentive Bonus Plan.”

Caryn McDowell

In April 2020, we entered into an offer letter with Ms. McDowell, our Chief Legal and Administrative Officer and Corporate Secretary. The offer letter has no specific term and provides for at-will employment. The offer letter provides for an annual base salary of $425,000, subject to periodic review. In January 2021, Ms. McDowell’s annual base salary was increased to $430,000. Under the offer letter, Ms. McDowell is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals, in an amount up to 40% of her annual base salary. For information regarding payments made to Ms. McDowell for the year ended December 31, 2020 under our Executive Incentive Bonus Plan, see the section titled “— Compensation Discussion and Analysis—Executive Incentive Bonus Plan.”

Michael Detke, M.D., Ph.D.

In November 2018, we entered into an offer letter with Dr. Detke, our Chief Medical Officer. The offer letter has no specific term and provides for at-will employment. Dr. Detke’s annual base salary was $410,000 for fiscal year 2020 and his annual base salary was increased to $450,000 in January 2021. Under the offer letter, Dr. Detke is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Dr. Detke’s target bonus was 40% of his annual base salary for fiscal year 2020. For information regarding payments made to Dr. Detke for the year ended December 31, 2020 under our Executive Incentive Bonus Plan, see the section titled “— Compensation Discussion and Analysis—Executive Incentive Bonus Plan.”

Leslie Holsinger, Ph.D.

In March 2016, we entered into an offer letter with Dr. Holsinger, our Executive Vice President of Research and Development. The offer letter has no specific term and provides for at-will employment. Dr. Holsinger’s annual base salary was $405,000 for fiscal year 2020 and her annual base salary was increased to $430,000 in January 2021. Under the offer letter, Dr. Holsinger is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Dr. Holsinger’s target bonus was 40% of her annual base salary for fiscal year 2020. For information regarding payments made to Dr. Holsinger for the year ended December 31, 2020 under our Executive Incentive Bonus Plan, see the section titled “— Compensation Discussion and Analysis—Executive Incentive Bonus Plan.”

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In May 2020, we entered into Executive Change in Control and Severance Agreements (“CiC Agreements”) with each of our named executive officers. Under the CiC Agreements, if within the period beginning 3 months prior to, and ending 18 months following, a change in control of the Company (the “CiC Period”), the Company terminates a named executive officer’s employment without “cause” or a named executive officer resigns for “good reason” (each as defined in the CiC Agreements), the named executive officer will be eligible to receive the following: (i) 18 months of base salary in the case of Ms. Lynch and 12 months of base salary in the case of the other named executive officers; (ii) an amount equal to 150% of the named executive officer’s target annual bonus opportunity for the year in which the termination occurs in the case of Ms. Lynch and 100% in the case of the other named executive officers; (iii) a cash payment equal to 18 months of COBRA premiums in the case of Ms. Lynch and 12 months of COBRA premiums in the case of the other named executive officers; and (iv) full vesting acceleration of any then-outstanding unvested equity awards that are subject to time-based vesting and vesting at 100% of target levels of any then-outstanding unvested equity awards that are subject to performance-based vesting.

In addition, the CiC Agreements provide that if the Company terminates a named executive officer’s employment without cause outside of the CiC Period, the named executive officer will be eligible to receive the following: (i) 12 months of base salary in the case of Ms. Lynch and for the other named executive officers, base salary for a severance period equal to a specified number of months based on the named executive officer’s length of employment, as follows: (a) 3 months if the named executive officer was employed by the Company for less than 12 months, (b) 6 months if the named executive officer was employed by the Company for less than 24 months but more than 12 months, and (c) 9 months if the named executive officer was employed by the Company for more than 24 months; and (ii) a cash payment equal to COBRA premiums for the applicable severance period delineated above.

Pursuant to the CiC Agreements, in the event of a change in control, if our successor does not agree to assume, substitute or otherwise continue any then outstanding stock options, the vesting of the unvested stock options shall accelerate in full (or, with respect to performance-based options, at 100% of target level), effective immediately prior to and contingent upon a change of control, unless our named executive officer resigns without good reason or is terminated for cause.

In addition, if any of the payments or benefits provided to a named executive officer constitutes a parachute payment under Section 280G of the Code, the payments or benefits may be reduced so that no portion of the payment is subject to the excise tax imposed under Section 4999 of the Code.

The following table shows the potential payments upon termination of employment or a change in control for the NEOs. Except as otherwise indicated below, the table assumes that the triggering event took place on December 31, 2020.

Name	Benefit	Involuntary Termination Without Cause or Resignation for Good Reason in Connection with a Change of Control	Involuntary Termination Without Cause or Resignation for Good Reason Not in Connection with a Change in Control	Certain Change of Control Transactions without Termination(2)
Casey C. Lynch	Severance Payments	$1,181,250	$525,000	$—
President and Chief Executive Officer	Vesting Acceleration(1)	$5,922,377	$—	$5,922,377
	COBRA Payments	$49,334	$32,889	$—
	Benefit Total	$7,152,961	$557,889	$5,922,377
Christopher Lowe	Severance Payments	$546,000	$195,000	$—
Chief Operating Officer, Chief Financial Officer and Treasurer	Vesting Acceleration(1)	$2,976,449	$—	$2,976,449
	COBRA Payments	$11,866	$5,933	$—
	Benefit Total	$3,534,315	$200,933	$2,976,449
Caryn McDowell	Severance Payments	$595,000	$106,250	$—
Chief Legal and Administrative Officer and Corporate Secretary	Vesting Acceleration(1)	$—	$—	$—
	COBRA Payments	$36,961	$9,240	$—
	Benefit Total	$631,961	$115,490	$—
Michael Detke, M.D., Ph.D.	Severance Payments	$574,000	$307,500	$—
Chief Medical Officer	Vesting Acceleration(1)	$3,111,680	$—	$3,111,680
	COBRA Payments	$20,460	$15,345	$—
	Benefit Total	$3,706,140	$322,845	$3,111,680
Leslie Holsinger, Ph.D.	Severance Payments	$567,000	$303,750	$—
Executive Vice President of Research and Development	Vesting Acceleration(1)	$1,396,640	$—	$1,396,640
	COBRA Payments	$20,460	$15,345	$—
	Benefit Total	$1,984,100	$319,095	$1,396,640

(1)

Assumes that the triggering event occurred on December 31, 2020, when the closing sale price per share of our common stock was $28.63. The amount of the vesting acceleration is determined by aggregating for all accelerated stock options, the amount equal to the excess, if any, of $28.63 over the relevant exercise price of the stock option, multiplied by the number of shares underlying unvested stock options at such exercise price as of December 31, 2020. There can be no assurance that a similar triggering event would produce the same or similar results as those estimated if such event occurs on any other date or at a time when our closing sale price is different.

(2)

In the event of a change of control, if our successor does not agree to assume, substitute or otherwise continue any then outstanding stock options, then the vesting of the unvested stock options shall accelerate in full (or, with respect to performance-based options, at 100% of target level), effective immediately prior to and contingent upon a change of control.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2019 Equity Incentive Plan (the 2019 Plan which, prior to its restatement in connection with our initial public offering, was called the 2014 Stock Plan) and our 2019 Employee Stock Purchase Plan or the ESPP.

The following table presents information as of December 31, 2020 with respect to compensation plans under which shares of our common stock may be issued.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (1)	5,465,327	(2)	25.98	806,342	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	5,465,327		25.98	806,342

(1)	Includes our 2019 Plan and our ESPP. For a description of these plans, refer to Note 9 to the historical financial statements included in this Annual Report on Form 10-K.

(2)	Includes stock options outstanding under the 2014 Plan (granted prior to the restatement of the plan as the 2019 Plan) and the 2019 Plan as of December 31, 2020.

(3)

Includes 269,353 shares available for issuance under the 2019 Plan and 536,989 shares available for issuance under the ESPP. The number of shares reserved for issuance under the 2019 Plan increased automatically by 1,181,729 shares on January 1, 2021 and will increase automatically on January 1 of each year by a number of shares of common stock equal to the lesser of (i) 2,146,354 shares; (ii) 4% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. Our compensation committee has not commenced or authorized any offerings pursuant to our ESPP but may do so at a future time. The number of shares reserved for issuance under the ESPP increased automatically by 295,432 shares on January 1, 2021 and will increase automatically on January 1 of each year by the number of shares equal to the lessor of (1) 536,589 shares; (ii) 1% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such lesser number of shares determined by our board of directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Director Compensation,” respectively, since January 1, 2020, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

Private Placement

On February 10, 2020, we issued and sold shares of common stock at a purchase price of $50.00 per share in a private placement. In the private placement, we issued and sold 30,000 shares of common stock for an aggregate purchase price of $1,500,000 to an entity affiliated with David A. Lamond, a member of our board of directors, and 76,528 shares of common stock for an aggregate purchase price of $3,826,400 to SMALLCAP World Fund, Inc., a beneficial holder of more than 5% of our capital stock, on the same terms as other purchasers in the private placement. The purchasers of the common stock are entitled to specified resale registration rights.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Review, Approval or Ratification of Transactions with Related Parties

Our written related party transactions policy states that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related party transaction with us without the review and approval of our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest). The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must be presented to our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) for review, consideration and approval. In approving or rejecting any such proposal, our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2020.

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Cortexyme, Inc.

269 East Grand Avenue

South San Francisco, CA 94080

Attn: Investor Relations

Our annual report on Form 10-K for the fiscal year ended December 31, 2020 is also available at https://ir.cortexyme.com/investor-relations under “SEC Filings” in the “Financial Information” section of our website.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

Casey C. Lynch

President, Chief Executive Officer and Chairperson of the Board of Directors

South San Francisco, California

April 29, 2021

ANNUAL STOCKHOLDERS MEETING
CORTEXYME, INC.
June 16, 2021
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at
http://www.astproxyportal.com/ast/22818
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
Please detach along perforated line and mail in the envelope provided
20230304000000000000 6 061621
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,
“FOR” PROPOSALS TWO AND THREE, AND “1 YEAR” FOR PROPOSAL FOUR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. To elect two Class II nominees for directors to hold office until the 2024 annual meeting of stockholders or until their respective successors are elected and qualified:
NOMINEES: Stephen S. Dominy, M.D. David A. Lamond FOR ALL NOMINEES WITHHOLD AUTHORITY
FOR ALL NOMINEES
FOR ALL EXCEPT
(See instructions below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here:
2. To ratify the selection of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.
3. To approve, on an advisory basis, the compensation of the
Company’s named executive officers.
4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the
Company’s named executive officers.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE, TWO AND THREE,
AND “1 YEAR” FOR PROPOSAL FOUR.
Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement, FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm as described in Proposal Two of the Proxy Statement, FOR the approval of the compensation of the Company’s named executive officers as described in Proposal Three of the Proxy Statement, and 1 YEAR for the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers as described in
Proposal Four of the Proxy Statement.
FOR AGAINST ABSTAIN
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder
Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL STOCKHOLDERS MEETING
CORTEXYME, INC.
June 16, 2021
PROXY VOTING INSTRUCTIONS
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EST the day before the meeting.
MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING—Access“https://web.lumiagm.com/294872708” password: cortexyme2021 (case sensitive) and follow the on screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown to the right. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
COMPANY NUMBER
ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at
http://www.astproxyportal.com/ast/22818 Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20230304000000000000 6 061621
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,
“FOR” PROPOSALS TWO AND THREE, AND “1 YEAR” FOR PROPOSAL FOUR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. To elect two Class II nominees for directors to hold office until the 2024 annual meeting of stockholders or until their respective successors are elected and qualified:
NOMINEES:
Stephen S. Dominy, M.D.
David A. Lamond
FOR ALL NOMINEES
WITHHOLD AUTHORITY
FOR ALL NOMINEES
FOR ALL EXCEPT
(See instructions below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here:
FOR AGAINST ABSTAIN
2. To ratify the selection of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.
3. To approve, on an advisory basis, the compensation of the
Company’s named executive officers.
4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the
Company’s named executive officers.
1 YEAR YEARS 3 YEARS ABSTAIN
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE, TWO AND THREE,
AND “1 YEAR” FOR PROPOSAL FOUR.
Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement, FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm as described in Proposal Two of the Proxy Statement, FOR the approval of the compensation of the Company’s named executive officers as described in Proposal Three of the Proxy Statement, and 1 YEAR for the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers as described in
Proposal Four of the Proxy Statement.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2021 Annual Meeting of Stockholders of CORTEXYME, INC.
Wednesday, June 16, 2021
11:00 a.m. Pacific Time
via live webcast at https://web.lumiagm.com/294872708
Online check-in will commence at 10:30 A.M. Pacific Time
YOUR VOTE IS IMPORTANT:
Even if you plan to attend the Annual Meeting online,
please vote your shares by proxy, telephone or internet prior to the meeting.
CORTEXYME, INC.
This Proxy is Solicited on behalf of the Board of Directors
The undersigned stockholder(s) hereby appoint(s) Casey C. Lynch and Christopher Lowe, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of, Cortexyme, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 16, 2021, at 11:00 A.M. local time, via live webcast on the internet at https://web.lumiagm.com/294872708, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting.
The undersigned hereby acknowledge(s) receipt of a copy of Cortexyme, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on March 1, 2021, and the Proxy Statement dated April 29, 2021. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Cortexyme, Inc., gives notice of such revocation.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement, FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm as described in Proposal Two of the Proxy Statement, FOR the approval of the compensation of the Company’s named executive officers as described in Proposal Three of the Proxy Statement, and 1 YEAR for the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers as described in Proposal Four of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted.
(Continued and to be signed on 1.1 the reverse side)
1.1
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